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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

                              _________________

                                   FORM 8-K

                              _________________

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 7, 2000

                              _________________


                               U.S. FOODSERVICE
            (Exact name of registrant as specified in its charter)


                              _________________

           Delaware                                         0-24954                 52-1634568
(State or other jurisdiction of                     (Commission File Number)     (I.R.S. Employer
incorporation or organization)                                                   Identification No.)

9755 Patuxent Woods Drive                                                                    21046
   Columbia, Maryland                                                                       (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code (410) 312-7100

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Item 5. Other Events.

          On March 7, 2000, U.S. Foodservice, a Delaware corporation (the "Company"), Koninklijke Ahold N.V., a company organized under the laws of The Netherlands ("Parent"), and Snow Acquisition, Inc., a Delaware corporate and an indirect wholly owned subsidiary of Parent ("Purchaser"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides, among other things, that Purchaser (i) will commence an offer (the "Offer") to purchase all of the outstanding shares of common stock, par value $0.01 per share, of the Company for a price of $26.00 per share, and (ii) after the consummation of the Offer, will merge with and into the Company.

          In connection with the Merger Agreement, the Company executed an amendment, dated March 6, 2000 (the "Rights Amendment"), to the Amended and Restated Rights Agreement, dated as of October 4, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

          On March 7, 2000, the Company issued a press release (the "Press Release") announcing the execution of the Merger Agreement.

          Copies of the Merger Agreement, the Rights Amendment and the Press Release are attached hereto as Exhibits 2.1, 4.1 and 99.1, respectively, and are incorporated herein be reference. The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreement.

Item 7. Financial Statement and Exhibits.

     (a)  Financial statements of business being acquired: Not applicable.

     (b)  Pro forma financial information: Not applicable.

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger, dated as of March 7, 2000, by and among Koninklijke Ahold N.V., Snow Acquisition, Inc. and U.S. Foodservice.

          4.1 Amendment No. 1, dated as of March 6, 2000, to the Amended and Restated Rights Agreement, dated as of October 4, 1999, between U.S. Foodservice and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (incorporated by reference to Form 8-A/A of the Company filed on March 7, 2000 (Commission File No. 001-12601)).

          99.1  Press Release of U.S. Foodservice, dated March 7, 2000.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        U.S. FOODSERVICE


Dated: March 13, 2000                   By: /s/ David M. Abramson
                                            ---------------------------------
                                            Name:  David M. Abramson
                                            Title: Executive Vice President
                                                     and General Counsel

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                                 EXHIBIT INDEX

     Exhibit No.                               Description
     ----------                                ------------

          2.1 Agreement and Plan of Merger, dated as of March 7, 2000, by and among Koninklijke Ahold N.V., Snow Acquisition, Inc. and U.S. Foodservice.

          4.1 Amendment No. 1, dated as of March 6, 2000, to the Amended and Restated Rights Agreement, dated as of October 4, 1999, between U.S. Foodservice and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (incorporated by reference to Form 8-A/A of the Company filed on March 7, 2000 (Commission File No. 001-12601)).

          99.1                     Press Release of U.S. Foodservice, dated
                                   March 7, 2000.